Exhibit 99.2

Fourth Quarter and Full Year 2024 Earnings Results

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 1 of 19

Consolidated Financial Highlights

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Net revenues	$1,364,682	$1,146,379	19.0%	$1,224,668	11.4%	$4,970,320	$4,348,944	14.3%
Net income	$244,005	$162,484	50.2%	$158,505	53.9%	$731,379	$522,536	40.0%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$234,685	$153,164	53.2%	$149,185	57.3%	$694,098	$485,255	43.0%
Earnings per diluted common share	$2.18	$1.46	49.3%	$1.42	53.5%	$6.59	$4.61	43.0%
Earnings per diluted common share available to common shareholders	$2.09	$1.38	51.4%	$1.34	56.0%	$6.25	$4.28	46.0%
Non-GAAP financial summary (1):
Net revenues	$1,364,721	$1,146,419	19.0%	$1,225,351	11.4%	$4,971,051	$4,348,958	14.3%
Net income	$259,030	$175,907	47.3%	$175,590	47.5%	$793,177	$568,805	39.4%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$249,710	166,587	49.9%	166,270	50.2%	755,896	531,524	42.2%
Earnings per diluted common share	$2.32	$1.58	46.8%	$1.58	46.8%	$7.15	$5.01	42.7%
Earnings per diluted common share available to common shareholders	$2.23	$1.50	48.7%	$1.50	48.7%	$6.81	$4.68	45.5%
Weighted average number of common shares outstanding:
Basic	103,856	103,934	(0.1%)	103,966	(0.1%)	104,066	106,661	(2.4%)
Diluted	112,089	111,330	0.7%	110,994	1.0%	110,975	113,453	(2.2%)
Period end common shares outstanding	102,171	101,062	1.1%	102,313	(0.1%)	102,171	101,062	1.1%
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.68	$1.44	16.7%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 2 of 19

GAAP Consolidated Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Revenues:
Commissions	$203,786	$173,614	17.4%	$183,445	11.1%	$756,024	$673,597	12.2%
Principal transactions	174,887	154,377	13.3%	137,089	27.6%	604,564	490,440	23.3%

Transactional revenues	378,673	327,991	15.5%	320,534	18.1%	1,360,588	1,164,037	16.9%
Capital raising	114,507	76,286	50.1%	106,325	7.7%	417,399	265,667	57.1%
Advisory	189,912	129,378	46.8%	136,857	38.8%	577,432	465,588	24.0%

Investment banking	304,419	205,664	48.0%	243,182	25.2%	994,831	731,255	36.0%
Asset management	405,825	330,536	22.8%	382,616	6.1%	1,536,674	1,299,496	18.3%
Other income	3,294	9,687	(66.0%)	18,705	(82.4%)	43,129	8,747	393.1%

Operating revenues	1,092,211	873,878	25.0%	965,037	13.2%	3,935,222	3,203,535	22.8%
Interest revenue	500,661	516,213	(3.0%)	510,823	(2.0%)	2,016,464	1,955,745	3.1%

Total revenues	1,592,872	1,390,091	14.6%	1,475,860	7.9%	5,951,686	5,159,280	15.4%
Interest expense	228,190	243,712	(6.4%)	251,192	(9.2%)	981,366	810,336	21.1%

Net revenues	1,364,682	1,146,379	19.0%	1,224,668	11.4%	4,970,320	4,348,944	14.3%

Non-interest expenses:
Compensation and benefits	795,750	674,437	18.0%	718,065	10.8%	2,916,229	2,554,581	14.2%
Occupancy and equipment rental	94,213	88,182	6.8%	89,625	5.1%	362,402	339,322	6.8%
Communication and office supplies	49,965	47,332	5.6%	48,869	2.2%	194,382	184,652	5.3%
Commissions and floor brokerage	16,434	15,379	6.9%	16,239	1.2%	62,823	58,344	7.7%
Provision for credit losses	11,893	2,263	425.5%	5,287	124.9%	25,402	24,999	1.6%
Investment banking expenses	8,822	6,601	33.6%	12,997	(32.1%)	38,801	23,430	65.6%
Other operating expenses	121,404	106,190	14.3%	116,928	3.8%	441,837	456,924	(3.3%)

Total non-interest expenses	1,098,481	940,384	16.8%	1,008,010	9.0%	4,041,876	3,642,252	11.0%
Income before income taxes	266,201	205,995	29.2%	216,658	22.9%	928,444	706,692	31.4%
Provision for income taxes	22,196	43,511	(49.0%)	58,153	(61.8%)	197,065	184,156	7.0%

Net income	244,005	162,484	50.2%	158,505	53.9%	731,379	522,536	40.0%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$234,685	$153,164	53.2%	$149,185	57.3%	$694,098	$485,255	43.0%

Earnings per common share:
Basic	$2.26	$1.47	53.7%	$1.43	58.0%	$6.67	$4.55	46.6%
Diluted	$2.09	$1.38	51.4%	$1.34	56.0%	$6.25	$4.28	46.0%
Weighted average number of common shares outstanding:
Basic	103,856	103,934	(0.1%)	103,966	(0.1%)	104,066	106,661	(2.4%)
Diluted	112,089	111,330	0.7%	110,994	1.0%	110,975	113,453	(2.2%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.68	$1.44	16.7%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 3 of 19

Non-GAAP Consolidated Results of Operations (1)

	Three Months Ended					Year Ended
(Unaudited, 000s, except per share information)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Revenues:
Commissions	$203,786	$173,614	17.4%	$183,445	11.1%	$756,024	$673,597	12.2%
Principal transactions	174,887	154,377	13.3%	137,080	27.6%	604,564	490,440	23.3%

Transactional revenues	378,673	327,991	15.5%	320,525	18.1%	1,360,588	1,164,037	16.9%
Capital raising	114,507	76,286	50.1%	106,325	7.7%	417,399	265,667	57.1%
Advisory	189,912	129,378	46.8%	136,857	38.8%	577,432	465,588	24.0%

Investment banking	304,419	205,664	48.0%	243,182	25.2%	994,831	731,255	36.0%
Asset management	405,825	330,536	22.8%	382,616	6.1%	1,536,674	1,299,496	18.3%
Other income	3,333	9,726	(65.7%)	19,399	(82.8%)	43,862	8,763	400.5%

Operating revenues	1,092,250	873,917	25.0%	965,722	13.1%	3,935,955	3,203,551	22.9%
Interest revenue	500,661	516,213	(3.0%)	510,821	(2.0%)	2,016,462	1,955,745	3.1%

Total revenues	1,592,911	1,390,130	14.6%	1,476,543	7.9%	5,952,417	5,159,296	15.4%
Interest expense	228,190	243,711	(6.4%)	251,192	(9.2%)	981,366	810,338	21.1%

Net revenues	1,364,721	1,146,419	19.0%	1,225,351	11.4%	4,971,051	4,348,958	14.3%

Non-interest expenses:
Compensation and benefits	791,539	665,234	19.0%	710,703	11.4%	2,883,398	2,522,431	14.3%
Occupancy and equipment rental	94,168	88,127	6.9%	89,469	5.3%	362,029	339,087	6.8%
Communication and office supplies	49,880	47,328	5.4%	48,715	2.4%	194,107	184,642	5.1%
Commissions and floor brokerage	16,434	15,379	6.9%	16,239	1.2%	62,823	58,344	7.7%
Provision for credit losses	11,893	2,263	425.5%	5,287	124.9%	25,402	24,999	1.6%
Investment banking expenses	8,822	6,601	33.6%	12,997	(32.1%)	38,801	23,430	65.6%
Other operating expenses	109,394	98,571	11.0%	106,072	3.1%	404,510	426,111	(5.1%)

Total non-interest expenses	1,082,130	923,503	17.2%	989,482	9.4%	3,971,070	3,579,044	11.0%
Income before income taxes	282,591	222,916	26.8%	235,869	19.8%	999,981	769,914	29.9%
Provision for income taxes	23,561	47,009	(49.9%)	60,279	(60.9%)	206,804	201,109	2.8%

Net income	259,030	175,907	47.3%	175,590	47.5%	793,177	568,805	39.4%
Preferred dividends	9,320	9,320	0.0%	9,320	0.0%	37,281	37,281	0.0%

Net income available to common shareholders	$249,710	$166,587	49.9%	$166,270	50.2%	$755,896	$531,524	42.2%

Earnings per common share:
Basic	$2.40	$1.60	50.0%	$1.60	50.0%	$7.26	$4.98	45.8%
Diluted	$2.23	$1.50	48.7%	$1.50	48.7%	$6.81	$4.68	45.5%
Weighted average number of common shares outstanding:
Basic	103,856	103,934	(0.1%)	103,966	(0.1%)	104,066	106,661	(2.4%)
Diluted	112,089	111,330	0.7%	110,994	1.0%	110,975	113,453	(2.2%)
Cash dividends declared per common share	$0.42	$0.36	16.7%	$0.42	0.0%	$1.68	$1.44	16.7%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 4 of 19

Consolidated Financial Summary

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Net revenues:
Global Wealth Management	$865,209	$766,028	12.9%	$827,116	4.6%	$3,283,960	$3,049,962	7.7%
Institutional Group	478,335	359,292	33.1%	372,401	28.4%	1,592,833	1,226,317	29.9%
Other	21,138	21,059	0.4%	25,151	(16.0%)	93,527	72,665	28.7%

Total net revenues	$1,364,682	$1,146,379	19.0%	$1,224,668	11.4%	$4,970,320	$4,348,944	14.3%
Operating expenses:
Global Wealth Management	$548,891	$464,668	18.1%	$525,413	4.5%	$2,076,018	$1,834,140	13.2%
Institutional Group	382,654	351,521	8.9%	330,604	15.7%	1,369,433	1,224,217	11.9%
Other	166,936	124,195	34.4%	151,993	9.8%	596,425	583,895	2.1%

Total operating expenses	$1,098,481	$940,384	16.8%	$1,008,010	9.0%	$4,041,876	$3,642,252	11.0%
Operating contribution:
Global Wealth Management	$316,318	$301,360	5.0%	$301,703	4.8%	$1,207,942	$1,215,822	(0.6%)
Institutional Group	95,681	7,771	nm	41,797	128.9%	223,400	2,100	nm
Other	(145,798)	(103,136)	41.4%	(126,842)	14.9%	(502,898)	(511,230)	(1.6%)

Income before income taxes	$266,201	$205,995	29.2%	$216,658	22.9%	$928,444	$706,692	31.4%
Financial ratios:
Compensation and benefits	58.3%	58.8%	(50)	58.6%	(30)	58.7%	58.7%	—
Non-compensation operating expenses	22.2%	23.2%	(100)	23.7%	(150)	22.6%	25.1%	(250)
Income before income taxes	19.5%	18.0%	150	17.7%	180	18.7%	16.2%	250
Effective tax rate	8.3%	21.1%	(1,280)	26.8%	(1,850)	21.2%	26.1%	(490)

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 5 of 19

Consolidated Financial Information and Metrics

	As of and for the Three Months Ended
(Unaudited, 000s, except per share data)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change
Financial Information:
Total assets	$39,895,540	$37,727,460	5.7%	$38,934,504	2.5%
Total shareholders’ equity	$5,686,770	$5,294,431	7.4%	$5,557,080	2.3%
Total common equity	$5,001,770	$4,609,431	8.5%	$4,872,080	2.7%
Goodwill and intangible assets	$(1,508,792)	$(1,521,522)	(0.8%)	$(1,511,258)	(0.2%)
DTL on goodwill and intangible assets	$81,569	$72,927	11.9%	$79,071	3.2%

Tangible common equity	$3,574,547	$3,160,836	13.1%	$3,439,893	3.9%
Preferred equity	$685,000	$685,000	0.0%	$685,000	0.0%
Financial Metrics:
Book value per common share (2)	$48.95	$45.61	7.3%	$47.62	2.8%
Tangible book value per common share (2)	$34.99	$31.28	11.9%	$33.62	4.1%
Return on common equity (3)	18.9%	13.4%		12.3%
Non-GAAP return on common equity (1)(3)	20.1%	14.6%		13.7%
Return on tangible common equity (4)	26.6%	19.6%		17.5%
Non-GAAP return on tangible common equity (1)(4)	28.3%	21.3%		19.5%
Pre-tax margin on net revenues	19.5%	18.0%		17.7%
Non-GAAP pre-tax margin on net revenues (1)	20.7%	19.4%		19.2%
Effective tax rate	8.3%	21.1%		26.8%
Non-GAAP effective tax rate (1)	8.3%	21.1%		25.6%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 6 of 19

Regulatory Capital (5)

(Unaudited, 000s)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change
SF Regulatory Capital:
Common equity tier 1 capital	$3,645,786	$3,230,965	12.8%	$3,474,276	4.9%
Tier 1 capital	$4,330,786	$3,915,965	10.6%	$4,159,276	4.1%
Risk-weighted assets	$23,741,574	$22,748,215	4.4%	$23,183,240	2.4%
Common equity tier 1 capital ratio	15.4%	14.2%		15.0%
Tier 1 risk based capital ratio	18.2%	17.2%		17.9%
Tier 1 leverage capital ratio	11.4%	10.5%		11.3%
Stifel Bank & Trust Regulatory Capital:
Common equity tier 1 capital	$1,366,711	$1,344,589	1.6%	$1,306,476	4.6%
Tier 1 capital	$1,366,711	$1,344,589	1.6%	$1,306,476	4.6%
Risk-weighted assets	$12,334,731	$11,365,270	8.5%	$12,213,330	1.0%
Common equity tier 1 capital ratio	11.1%	11.8%		10.7%
Tier 1 risk based capital ratio	11.1%	11.8%		10.7%
Tier 1 leverage capital ratio	7.1%	7.3%		7.1%
Stifel Bank Regulatory Capital:
Common equity tier 1 capital	$768,652	$788,811	(2.6%)	$758,397	1.4%
Tier 1 capital	$768,652	$788,811	(2.6%)	$758,397	1.4%
Risk-weighted assets	$5,920,599	$6,622,892	(10.6%)	$5,591,442	5.9%
Common equity tier 1 capital ratio	13.0%	11.9%		13.6%
Tier 1 risk based capital ratio	13.0%	11.9%		13.6%
Tier 1 leverage capital ratio	7.1%	7.2%		7.1%
Stifel Net Capital:
Net capital	$449,500	$457,900	(1.8%)	$486,200	(7.5%)
Excess net capital	$425,500	$435,900	(2.4%)	$462,500	(8.0%)

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 7 of 19

Global Wealth Management - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Revenues:
Commissions	$136,805	$112,622	21.5%	$129,230	5.9%	$508,717	$444,949	14.3%
Principal transactions	63,759	56,849	12.2%	63,497	0.4%	243,635	209,282	16.4%

Transactional revenues	200,564	169,471	18.3%	192,727	4.1%	752,352	654,231	15.0%
Asset management	405,800	330,498	22.8%	382,309	6.1%	1,536,296	1,299,361	18.2%
Net interest	254,337	257,920	(1.4%)	240,825	5.6%	967,712	1,086,628	(10.9%)
Investment banking (6)	5,198	4,562	13.9%	6,217	(16.4%)	21,475	16,680	28.7%
Other income	(690)	3,577	(119.3%)	5,038	(113.7%)	6,125	(6,938)	188.3%

Net revenues	865,209	766,028	12.9%	827,116	4.6%	3,283,960	3,049,962	7.7%
Non-interest expenses:
Compensation and benefits	419,466	359,376	16.7%	403,205	4.0%	1,605,148	1,415,210	13.4%
Non-compensation operating expenses	129,425	105,292	22.9%	122,208	5.9%	470,870	418,930	12.4%

Total non-interest expenses	548,891	464,668	18.1%	525,413	4.5%	2,076,018	1,834,140	13.2%

Income before income taxes	$316,318	$301,360	5.0%	$301,703	4.8%	$1,207,942	$1,215,822	(0.6%)

As a percentage of net revenues:
Compensation and benefits	48.5%	46.9%	160	48.7%	(20)	48.9%	46.4%	250
Non-compensation operating expenses	14.9%	13.8%	110	14.8%	10	14.3%	13.7%	60
Income before income taxes	36.6%	39.3%	(270)	36.5%	10	36.8%	39.9%	(310)

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 8 of 19

Global Wealth Management - Statistical Information

	As of and for the Three Months Ended
(Unaudited, 000s, except financial advisors)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change
Financial advisors (including independent contractors) (7)	2,342	2,386	(1.8%)	2,357	(0.6%)
Total client assets	$501,402,000	$444,318,000	12.8%	$496,298,000	1.0%
Fee-based client assets	$192,705,000	$165,301,000	16.6%	$190,771,000	1.0%
Transactional assets	$308,697,000	$279,017,000	10.6%	$305,527,000	1.0%
Secured client lending (8)	$3,214,000	$3,064,000	4.9%	$2,934,000	9.5%
Asset Management Revenue:
Private Client Group (9)	$343,154	$275,405	24.6%	$322,758	6.3%
Asset Management	39,281	33,938	15.7%	38,314	2.5%
Third-party Bank Sweep Program	8,706	8,821	(1.3%)	8,417	3.4%
Other (10)	14,684	12,372	18.7%	13,127	11.9%

Total asset management revenues	$405,825	$330,536	22.8%	$382,616	6.1%
Fee-based Assets (millions):
Private Client Group (9)	$168,206	$145,513	15.6%	$166,768	0.9%
Asset Management	42,110	36,085	16.7%	42,049	0.1%
Elimination (11)	(17,611)	(16,297)	8.1%	(18,046)	(2.4%)

Total fee-based assets	$192,705	$165,301	16.6%	$190,771	1.0%
Third-party Bank Sweep Program	$1,609	$2,044	(21.3%)	$698	130.5%
ROA (bps) (12):
Private Client Group (9)	82.3	83.0		82.2
Asset Management	37.3	37.6		36.4
Third-party Bank Sweep Program	398.4	451.2		450.1

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 9 of 19

Global Wealth Management - Statistical Information (Cont.)

	As of and for the Three Months Ended
(Unaudited, millions)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change
Stifel Bancorp Deposits:
Smart Rate Deposits	$17,115	$14,465	18.3%	$16,315	4.9%
Sweep Deposits	9,950	9,642	3.2%	9,637	3.2%
Direct Wealth Management Deposits at Stifel Bancorp	328	402	(18.4%)	369	(11.1%)

Total Stifel Bancorp Wealth Management Deposits	27,393	24,509	11.8%	26,321	4.1%
Other Bank Deposits	1,709	2,826	(39.5%)	1,800	(5.1%)

Total Stifel Bancorp Deposits	$29,102	$27,335	6.5%	$28,121	3.5%

Short-term Treasuries (13)	$7,753	$7,855	(1.3%)	$7,321	5.9%
Third-party Commercial Treasury Deposits (14)	$3,199	$—	nm	$2,215	44.4%
Wealth Management Cash:
Stifel Bancorp Wealth Management Deposits	$27,393	$24,509	11.8%	$26,321	4.1%
Third-party Bank Sweep Program (14)	1,609	2,044	(21.3%)	698	130.5%
Third-party Treasury (14)	198	—	nm	149	32.9%
Other Sweep Cash	355	324	9.6%	320	10.9%
Money Market Mutual Funds	12,606	9,374	34.5%	11,301	11.5%

Total Wealth Management Cash	$42,161	$36,251	16.3%	$38,789	8.7%

Client money market and insured product (15)	$29,029	$26,475	9.6%	$26,970	7.6%
Third-party Deposits Available to Stifel Bancorp (14)	$5,006	$—	nm	$3,062	63.5%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 10 of 19

Institutional Group - Summary Results of Operations

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change	12/31/2024	12/31/2023	% Change
Revenues:
Commissions	$66,981	$60,992	9.8%	$54,215	23.5%	$247,307	$228,648	8.2%
Principal transactions	111,128	97,528	13.9%	73,583	51.0%	360,929	281,158	28.4%

Transactional revenues	178,109	158,520	12.4%	127,798	39.4%	608,236	509,806	19.3%
Capital raising	109,309	71,724	52.4%	100,108	9.2%	395,924	248,987	59.0%
Advisory	189,912	129,378	46.8%	136,857	38.8%	577,432	465,588	24.0%

Investment banking	299,221	201,102	48.8%	236,965	26.3%	973,356	714,575	36.2%
Other income (16)	1,005	(330)	404.5%	7,638	(86.8%)	11,241	1,936	480.6%

Net revenues	478,335	359,292	33.1%	372,401	28.4%	1,592,833	1,226,317	29.9%
Non-interest expenses:
Compensation and benefits	280,261	248,970	12.6%	224,556	24.8%	959,602	841,671	14.0%
Non-compensation operating expenses	102,393	102,551	(0,2%)	106,048	(3.4%)	409,831	382,546	7.1%

Total non-interest expenses	382,654	351,521	8.9%	330,604	15.7%	1,369,433	1,224,217	11.9%

Income before income taxes	$95,681	$7,771	nm	$41,797	128.9%	$223,400	$2,100	nm

As a percentage of net revenues:
Compensation and benefits	58.6%	69.3%	(1,070)	60.3%	(170)	60.2%	68.6%	(840)
Non-compensation operating expenses	21.4%	28.5%	(710)	28.5%	(710)	25.8%	31.2%	(540)
Income before income taxes	20.0%	2.2%	1,780	11.2%	880	14.0%	0.2%	1,380

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 11 of 19

Stifel Bancorp - Financial Information and Credit Metrics

(Unaudited, 000s)	12/31/2024	12/31/2023	% Change	9/30/2024	% Change
Stifel Bancorp Financial Information:
Total assets	$31,378,704	$29,722,320	5.6%	$30,416,173	3.2%
Total shareholder’s equity	$2,134,900	$2,154,839	(0.9%)	$2,091,052	2.1%
Total loans, net (includes loans held for sale)	$21,310,776	$19,729,804	8.0%	$20,633,425	3.3%
Residential real estate	8,565,193	8,047,647	6.4%	8,406,932	1.9%
Commercial and industrial	4,062,029	3,566,987	13.9%	3,896,824	4.2%
Fund banking	3,854,222	3,633,126	6.1%	3,762,960	2.4%
Securities-based loans	2,389,593	2,306,455	3.6%	2,273,246	5.1%
Construction and land	1,242,002	1,034,370	20.1%	1,219,787	1.8%
Commercial real estate	518,923	660,631	(21.5%)	565,686	(8.3%)
Other	247,783	192,251	28.9%	224,146	10.5%
Loans held for sale	578,980	423,999	36.6%	465,739	24.3%
Investment securities	$8,108,877	$7,439,109	9.0%	$8,231,240	(1.5%)
Available-for-sale securities, at fair value	1,584,598	1,551,686	2.1%	1,618,289	(2.1%)
Held-to-maturity securities, at amortized cost	6,524,279	5,887,423	10.8%	6,612,951	(1.3%)
Unrealized losses on available-for-sale securities	(170,111)	(175,943)	(3.3%)	(134,116)	26.8%
Total deposits	$29,102,227	$27,334,579	6.5%	$28,120,518	3.5%
Demand deposits (interest-bearing)	28,580,415	27,111,072	5.4%	27,539,904	3.8%
Demand deposits (non-interest-bearing)	318,229	223,505	42.4%	309,982	2.7%
Certificates of deposit	203,583	2	nm	270,632	(24.8%)
Credit Metrics:
Allowance for credit losses	$170,044	$161,605	5.2%	$163,274	4.1%
Allowance as a percentage of retained loans	0.81%	0.83%		0.80%
Net charge-offs as a percentage of average loans	0.02%	0.04%		0.03%
Total nonperforming assets	$160,901	$45,456	254.0%	$144,122	11.6%
Nonperforming assets as a percentage of total assets	0.51%	0.15%		0.47%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 12 of 19

Stifel Bancorp - Loan and Investment Portfolio

(Unaudited, millions)	12/31/2024	% of Total Portfolio
Loan Portfolio
Residential real estate	$8,565	33%
Securities-based loans	2,390	9%
Home equity lines of credit and other	248	1%

Total consumer	11,203	43%

Commercial and industrial	4,062	15%
Fund banking	3,854	15%
Construction and land	1,242	5%
Commercial real estate	519	2%

Total commercial	9,677	37%

Total loan portfolio	20,880	80%

Unfunded commitments	5,367	20%

Total	$26,247	100%

Investment Portfolio
CLO	$6,485	78%
Agency MBS	1,048	13%
Corporate bonds	508	6%
SBA	95	1%
Student loan ARS	71	1%
CMBS	69	1%
Other	3	0%

Total Portfolio	$8,279	100%

Commercial Portfolio by Major Sector
Industrials	$1,002	25%
Financials	943	23%
Information technology	653	16%
Consumer discretionary	406	10%
Materials	258	6%
REITs	231	6%
Healthcare	186	5%
Communication services	148	4%
Hotel, leisure, restaurants	127	3%
Consumer staples	74	2%
Other	34	1%

	$4,062

CLO by Major Sector
High tech industries	$636	10%
Banking, finance, insurance, & real estate	635	10%
Services: business	613	9%
Healthcare & pharmaceuticals	602	9%
Hotel, gaming, & leisure	300	5%
Construction & building	297	5%
Chemicals, plastics, & rubber	274	4%
Services: consumer	235	4%
Capital equipment	235	4%
Telecommunications	232	4%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 13 of 19

Loans and Lending Commitments - Allowance for Credit Losses

	December 31, 2024
(Unaudited, 000s)	Loans and Lending Commitments	ACL	ACL %	Q4 Provision
Residential real estate	$8,565,193	$11,061	0.13%	$(209)
Commercial and industrial	4,062,029	92,696	2.28%	12,892
Fund banking	3,854,222	10,792	0.28%	255
Securities-based loans	2,389,593	2,918	0.12%	64
Construction and land	1,242,002	12,866	1.04%	(149)
Commercial real estate	518,923	8,057	1.55%	(5,948)
Other	247,783	918	0.37%	176

Loans held for investment, gross	20,879,745	139,308	0.67%	7,081
Loans held for sale	578,980

Total loans, gross	21,458,725
Lending commitments	5,367,039	30,736	0.57%	4,812

Loans and lending commitments	$26,825,764	$170,044		$11,893

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 14 of 19

Consolidated Net Interest Income

				Three Months Ended
	December 31, 2024			December 31, 2023			September 30, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$2,892.8	$35.3	4.88%	$2,956.9	$40.1	5.42%	$2,733.0	$36.7	5.37%
Financial instruments owned	1,238.5	6.8	2.19%	962.2	4.0	1.65%	1,191.9	7.0	2.36%
Margin balances	724.1	13.3	7.34%	750.0	15.3	8.14%	675.7	13.7	8.12%
Investments:
Asset-backed securities	6,620.1	111.7	6.75%	6,079.2	112.4	7.39%	6,223.6	113.3	7.28%
Mortgage-backed securities	1,079.7	7.9	2.94%	935.5	5.3	2.27%	1,047.0	7.6	2.89%
Corporate fixed income securities	517.9	3.6	2.70%	617.1	4.3	2.78%	543.0	3.7	2.72%
Other	4.7	—	2.55%	4.7	—	2.55%	4.7	—	2.55%

Total investments	8,222.4	123.2	5.99%	7,636.5	122.0	6.39%	7,818.3	124.6	6.37%
Loans:
Residential real estate	8,483.8	77.7	3.67%	8,027.0	69.4	3.46%	8,342.3	74.8	3.59%
Commercial and industrial	3,977.0	80.4	8.09%	4,073.9	90.5	8.89%	3,785.0	81.9	8.65%
Fund banking	3,606.1	67.9	7.53%	4,076.5	80.9	7.94%	3,506.1	71.2	8.12%
Securities-based loans	2,320.4	38.1	6.57%	2,318.7	42.5	7.33%	2,258.9	40.8	7.23%
Commercial real estate	551.1	10.1	7.30%	659.3	12.3	7.49%	603.4	11.3	7.48%
Construction and land	1,260.1	24.3	7.73%	942.8	20.2	8.57%	1,164.4	24.8	8.51%
Loans held for sale	499.4	10.4	8.30%	254.0	4.7	7.40%	493.4	10.5	8.51%
Other	237.6	4.4	7.33%	186.9	3.7	7.90%	211.1	4.2	8.07%

Total loans	20,935.5	313.3	5.99%	20,539.1	324.2	6.31%	20,364.6	319.5	6.28%
Other interest-bearing assets	909.7	8.8	3.89%	812.3	10.6	5.26%	830.3	9.3	4.49%

Total interest-bearing assets/ interest income	34,923.0	500.7	5.73%	33,657.0	516.2	6.13%	33,613.8	510.8	6.08%
Interest-bearing liabilities:
Senior notes	616.5	7.1	4.64%	1,115.5	12.5	4.48%	779.3	8.2	4.20%
Deposits	28,535.1	208.4	2.92%	27,457.7	218.0	3.18%	27,535.9	229.7	3.34%
Other interest-bearing liabilities	1,328.9	12.7	3.81%	1,384.6	13.2	3.81%	1,340.6	13.3	3.96%

Total interest-bearing liabilities/ interest expense	$30,480.5	228.2	2.99%	$29,957.8	243.7	3.25%	$29,655.8	251.2	3.39%

Net interest income/margin		$272.5	3.12%		$272.5	3.24%		$259.6	3.09%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 15 of 19

Stifel Bancorp Net Interest Income

	Three Months Ended
	December 31, 2024			December 31, 2023			September 30, 2024
(Unaudited, millions)	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate	Average balance	Interest income/expense	Average interest rate
Interest-earning assets:
Cash and federal funds sold	$1,870.0	$24.1	5.16%	$1,841.8	$26.4	5.73%	$1,705.6	$24.1	5.66%
Investments	8,222.4	123.2	5.99%	7,636.5	122.0	6.39%	7,818.3	124.6	6.37%
Loans	20,935.5	313.3	5.99%	20,539.1	324.2	6.31%	20,364.6	319.5	6.28%
Other interest-bearing assets	66.5	0.9	5.11%	64.7	0.7	4.55%	66.3	0.9	5.51%

Total interest-bearing assets/interest income	$31,094.4	$461.5	5.94%	$30,082.1	$473.3	6.29%	$29,954.8	$469.1	6.26%
Interest-bearing liabilities:
Deposits	$28,535.1	208.4	2.92%	$27,457.7	$218.0	3.18%	$27,535.9	$229.7	3.34%
Other interest-bearing liabilities	92.3	1.5	6.67%	73.2	1.4	7.70%	91.6	1.6	7.11%

Total interest-bearing liabilities/interest expense	$28,627.4	209.9	2.93%	$27,530.9	219.4	3.19%	$27,627.5	231.3	3.35%
Net interest income/margin		$251.6	3.24%		$253.9	3.38%		$237.8	3.17%

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 16 of 19

GAAP to Core Reconciliation

	Three Months Ended					Year Ended
(Unaudited, 000s)	12/31/2024	12/31/2023	Change	9/30/2024	Change	12/31/2024	12/31/2023	Change
GAAP net revenues	$1,364,682	$1,146,379		$1,224,668		$4,970,320	$4,348,944
Non-GAAP adjustments	39	40		683		731	14

Non-GAAP net revenues	1,364,721	1,146,419		1,225,351		4,971,051	4,348,958
GAAP compensation and benefits expense	795,750	674,437		718,065		2,916,229	2,554,581
Merger-related (17)	(4,641)	(9,203)		(6,101)		(22,039)	(32,150)
Restructuring and severance (18)	430	—		(1,261)		(10,792)	—

Total non-GAAP adjustments	(4,211)	(9,203)		(7,362)		(32,831)	(32,150)

Non-GAAP compensation and benefits expense	791,539	665,234		710,703		2,883,398	2,522,431
GAAP non-compensation operating expenses	302,731	265,947		289,945		1,125,647	1,087,671
Merger-related (17)	(12,140)	(7,678)		(11,166)		(37,975)	(31,058)

Non-GAAP non-compensation operating expenses	290,591	258,269		278,779		1,087,672	1,056,613

Total adjustments	(16,390)	(16,921)		(19,211)		(71,537)	(63,222)

GAAP provision for income taxes	22,196	43,511		58,153		197,065	184,156
Merger-related and other (19)	1,365	3,498		2,126		9,739	16,953

Non-GAAP provision for income taxes	23,561	47,009		60,279		206,804	201,109
Financial ratios:
Compensation and benefits	58.0%	58.0%	—	58.0%	—	58.0%	58.0%	—
Non-compensation operating expenses	21.3%	22.6%	(130)	22.8%	(150)	21.9%	24.3%	(240)
Income before income taxes	20.7%	19.4%	130	19.2%	150	20.1%	17.7%	240
Effective tax rate	8.3%	21.1%	(1,280)	25.6%	(1,730)	20.7%	26.1%	(540)

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 17 of 19

Footnotes

(1)	Please refer to the GAAP to Core Reconciliation for a reconciliation of the Company’s GAAP results to these non-GAAP measures.
(2)

Book value per common share represents shareholders’ equity (excluding preferred stock) divided by period end common shares outstanding. Tangible book value per share represents tangible common shareholders’ equity (defined below) divided by period end common shares outstanding.

(3)

Return on average common equity (“ROCE”) is calculated by dividing annualized net income applicable to common shareholders by average common shareholders’ equity or, in the case of non-GAAP ROCE, calculated by dividing non-GAAP net income applicable to commons shareholders by average common shareholders’ equity.

(4)

Return on average tangible common equity (“ROTCE”) is calculated by dividing annualized net income applicable to common shareholders by average tangible common equity or, in the case of non-GAAP ROTCE, calculated by dividing non-GAAP net income applicable to common shareholders by average tangible common equity. Tangible common equity, also a non-GAAP financial measure, equals total common shareholders’ equity less goodwill and identifiable intangible assets and the deferred taxes on goodwill and intangible assets. Average deferred taxes on goodwill and intangible assets was $80.3 million, $71.1 million, and $77.9 million, as of December 31, 2024 and 2023, and September 30, 2024, respectively.

(5)	Regulatory capital amounts and ratios are estimates as of the date of the Company’s earnings release, January 29, 2025.
(6)	Includes capital raising and advisory revenues.
(7)	Includes independent contractors of 113, 108, and 114 as of December 31, 2024 and 2023, and September 30, 2024, respectively.
(8)	Includes client margin balances held by the Company’s broker-dealer subsidiaries and securities-based loans held at the Company’s bank subsidiaries.
(9)	Includes Private Client Group and Trust Business.
(10)	Includes fund networking fees, retirement fees, transaction/handling fees, and ACAT fees.
(11)	Asset management assets managed in Private Client Group or Trust accounts.
(12)	Return on assets (ROA) is calculated based on prior period-end balances for Private Client Group, period-end balances for Asset Management, and average daily balances for Individual Program Banks.
(13)	Represents client assets in Treasury Securities with maturities of 52 weeks or less.
(14)

During the first quarter of 2024, the Company began sweeping certain commercial treasury deposits to third-party banks. The balances at third-party banks can be brought back on balance sheet to support liquidity needs.

(15)	Includes Smart Rate Deposits, Sweep Deposits, Third-party Bank Sweep Program, and Other Sweep Cash.
(16)	Includes net interest, asset management, and other income.
(17)

Primarily related to charges attributable to integration-related activities, signing bonuses, amortization of restricted stock awards, debentures, and promissory notes issued as retention, additional earn-out expense, and amortization of intangible assets acquired. These costs were directly related to acquisitions of certain businesses and are not representative of the costs of running the Company’s on-going business.

(18)	The Company recorded severance costs associated with workforce reductions in certain of its foreign subsidiaries.
(19)	Primarily represents the Company’s effective tax rate for the period applied to the non-GAAP adjustments.

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 18 of 19

Disclaimer and Legal Notice

Forward-Looking Statements

This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF” or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions.

All statements not dealing with historical results are forward-looking and are based on various assumptions. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. For information about the risks and important factors that could affect the Company’s future results, financial condition and liquidity, see “Risk Factors” in Part I of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as to the date they are made. The Company disclaims any intent or obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Use of Non-GAAP Financial Measures

The Company prepares its Consolidated Financial Statements using accounting principles generally accepted in the United States (U.S. GAAP). The Company may disclose certain “non-GAAP financial measures” in the course of its earnings releases, earnings conference calls, financial presentations and otherwise. The Securities and Exchange Commission defines a “non-GAAP financial measure” as a numerical measure of historical or future financial performance, financial position, or cash flows that is subject to adjustments that effectively exclude, or include, amounts from the most directly comparable measure calculated and presented in accordance with U.S. GAAP. Non-GAAP financial measures disclosed by the Company are provided as additional information to analysts, investors and other stakeholders in order to provide them with greater transparency about, or an alternative method for assessing the Company’s financial condition or operating results. These measures are not in accordance with, or a substitute for U.S. GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. Whenever the Company refers to a non-GAAP financial measure, it will also define it or present the most directly comparable financial measure calculated and presented in accordance with U.S. GAAP, along with a reconciliation of the differences between the non-GAAP financial measure it references and such comparable U.S. GAAP financial measure.

Legal Notice

This Financial Supplement contains financial, statistical, and business-related information, as well as business and segment trends. The information should be read in conjunction with the Company’s fourth quarter earnings release issued January 29, 2025.

Stifel Financial Corp. Financial Supplement | Fourth Quarter and Full Year 2024 Earnings Release	Page 19 of 19